                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture                          Distribution Date:       10/16/00
--------------------------------------------------------------------------------

(I)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                       0.00
            Class B Principal Payment                       0.00
            Class C Principal Payment                       0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                       0.00
            Class B Principal Payment                       0.00
            Class C Principal Payment                       0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement       4,386,015.63
            Class B Note Interest Requirement         375,188.80
            Class C Note Interest Requirement         508,679.34
                      Total                         5,269,883.77

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement            5.84802
            Class B Note Interest Requirement            6.00302
            Class C Note Interest Requirement            6.33024

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance           750,000,000
            Class B Note Principal Balance            62,500,000
            Class C Note Principal Balance            80,357,000

(iv)   Amount on deposit in Owner Trust Spread
        Account                                     8,928,570.00

(v)    Required Owner Trust Spread Account
        Amount                                      8,928,570.00


                                            By:
                                                            --------------------

                                            Name:           Patricia M. Garvey
                                            Title:          Vice President


--------------------------------------------------------------------------------